BRINSON SERIES TRUST--STRATEGIC FIXED INCOME PORTFOLIO             ANNUAL REPORT

PERFORMANCE AT A GLANCE

Comparison of the change of a $10,000 investment in Brinson Series Trust--Strategic Fixed Income Portfolio (Class H), the Lehman Brothers Mortgage Bond Index and the Lehman Brothers Government/Corporate Bond Index, for the ten-year period from December 31, 1991 through December 31, 2001.

[CHART]

                              STRATEGIC FIXED        LEHMAN BROTHERS MORTGAGE      LEHMAN BROTHERS GOVERNMENT/CORPORATE
                         INCOME PORTFOLIO (CLASS H)        BOND INDEX                           BOND INDEX
         Dec-95                  $10,000                   $10,000                                $10,000
         Jan-96                   $9,776                    $9,884                                 $9,852
         Feb-96                   $9,819                    $9,978                                 $9,904
         Mar-96                   $9,742                    $9,914                                 $9,850
         Apr-96                   $9,793                   $10,011                                 $9,909
         May-96                  $10,000                   $10,191                                $10,101
         Jun-96                  $10,155                   $10,312                                $10,249
         Jul-96                  $10,457                   $10,401                                $10,511
         Aug-96                  $10,551                   $10,537                                $10,604
         Sep-96                  $10,689                   $10,619                                $10,750
         Oct-96                  $10,465                   $10,525                                $10,585
         Nov-96                  $10,474                   $10,558                                $10,576
         Dec-96                  $10,678                   $10,694                                $10,758
         Jan-97                  $10,917                   $10,834                                $10,992
         Feb-97                  $11,203                   $10,944                                $11,221
         Mar-97                  $11,249                   $11,010                                $11,259
         Apr-97                  $11,295                   $11,068                                $11,346
         May-97                  $11,295                   $11,131                                $11,340
         Jun-97                  $11,600                   $11,216                                $11,597
         Jul-97                  $11,701                   $11,261                                $11,672
         Aug-97                  $12,005                   $11,314                                $11,940
         Sep-97                  $12,070                   $11,324                                $11,982
         Oct-97                  $12,134                   $11,357                                $12,031
         Nov-97                  $11,885                   $11,335                                $11,895
         Dec-97                  $11,926                   $11,426                                $11,947
         Jan-98                  $12,106                   $11,540                                $12,128
         Feb-98                  $11,786                   $11,459                                $11,863
         Mar-98                  $11,436                   $11,161                                $11,573
         Apr-98                  $11,306                   $11,078                                $11,477
         May-98                  $11,276                   $11,123                                $11,456
         Jun-98                  $11,236                   $11,098                                $11,430
         Jul-98                  $11,416                   $11,320                                $11,658
         Aug-98                  $11,466                   $11,356                                $11,663
         Sep-98                  $11,316                   $11,195                                $11,487
         Oct-98                  $11,286                   $11,188                                $11,474
         Nov-98                  $11,236                   $11,154                                $11,454
         Dec-98                  $11,289                   $11,243                                $11,529
         Jan-99                  $11,485                   $11,483                                $11,750
         Feb-99                  $11,736                   $11,776                                $12,023
         Mar-99                  $11,791                   $11,832                                $12,104
         Apr-99                  $11,955                   $12,000                                $12,273
         May-99                  $12,424                   $12,378                                $12,787
         Jun-99                  $12,522                   $12,448                                $12,890
         Jul-99                  $12,457                   $12,469                                $12,839
         Aug-99                  $12,599                   $12,599                                $13,004
         Sep-99                  $12,719                   $12,710                                $13,136
         Oct-99                  $12,894                   $12,823                                $13,329
         Nov-99                  $13,188                   $12,969                                $13,549
         Dec-99                  $13,378                   $13,131                                $13,749
         Jan-00                  $13,479                   $13,230                                $13,834
         Feb-00                  $13,126                   $13,120                                $13,541
         Mar-00                  $13,013                   $13,073                                $13,427
         Apr-00                  $12,924                   $13,036                                $13,334
         May-00                  $12,924                   $12,998                                $13,311
         Jun-00                  $13,114                   $13,178                                $13,489
         Jul-00                  $13,126                   $13,226                                $13,520
         Aug-00                  $13,076                   $13,226                                $13,486
         Sep-00                  $13,383                   $13,447                                $13,726
         Oct-00                  $13,777                   $13,711                                $14,046
         Nov-00                  $14,108                   $13,907                                $14,304
         Dec-00                  $13,885                   $13,835                                $14,145
         Jan-01                  $13,899                   $13,937                                $14,162
         Feb-01                  $13,967                   $13,983                                $14,192
         Mar-01                  $13,749                   $13,852                                $14,023
         Apr-01                  $13,953                   $14,072                                $14,228
         May-01                  $14,116                   $14,210                                $14,360
         Jun-01                  $14,334                   $14,376                                $14,532
         Jul-01                  $14,810                   $14,646                                $14,977
         Aug-01                  $14,647                   $14,611                                $14,809
         Sep-01                  $14,837                   $14,797                                $15,042
         Oct-01                  $15,150                   $14,961                                $15,283
         Nov-01                  $15,204                   $15,010                                $15,364
         Dec-01                  $15,412                   $15,147                                $15,525
         Jan-02                  $15,658                   $15,297                                $15,744
         Feb-02                  $15,557                   $15,329                                $15,712
         Mar-02                  $15,600                   $15,393                                $15,761
         Apr-02                  $15,731                   $15,481                                $15,840
         May-02                  $15,905                   $15,583                                $16,009
         Jun-02                  $16,078                   $15,658                                $16,173
         Jul-02                  $16,093                   $15,738                                $16,186
         Aug-02                  $16,354                   $15,881                                $16,501
         Sep-02                  $16,977                   $16,073                                $16,973
         Oct-02                  $16,759                   $16,052                                $16,853
         Nov-02                  $16,701                   $16,133                                $16,954
         Dec-02                  $16,741                   $16,202                                $16,994
         Jan-03                  $16,788                   $16,317                                $17,115
         Feb-03                  $16,197                   $16,252                                $16,708
         Mar-03                  $16,368                   $16,361                                $16,791
         Apr-03                  $16,492                   $16,436                                $16,833
         May-03                  $16,259                   $16,344                                $16,660
         Jun-03                  $16,182                   $16,287                                $16,608
         Jul-03                  $15,995                   $16,176                                $16,562
         Aug-03                  $15,933                   $16,176                                $16,548
         Sep-03                  $16,371                   $16,438                                $16,697
         Oct-03                  $16,340                   $16,533                                $16,741
         Nov-03                  $16,325                   $16,542                                $16,731
         Dec-03                  $16,185                   $16,502                                $16,629
         Jan-04                  $16,092                   $16,358                                $16,624
         Feb-04                  $16,278                   $16,548                                $16,832
         Mar-04                  $16,553                   $16,728                                $17,074
         Apr-04                  $16,368                   $16,740                                $16,990
         May-04                  $16,334                   $16,749                                $16,975
         Jun-04                  $16,974                   $17,107                                $17,321
         Jul-04                  $17,025                   $17,216                                $17,505
         Aug-04                  $17,176                   $17,478                                $17,752
         Sep-04                  $17,210                   $17,660                                $17,819
         Oct-04                  $17,328                   $17,787                                $17,931
         Nov-04                  $17,732                   $18,054                                $18,238
         Dec-04                  $18,119                   $18,344                                $18,597
         Jan-05                  $18,321                   $18,631                                $18,910
         Feb-05                  $18,591                   $18,737                                $19,104
         Mar-05                  $18,635                   $18,846                                $19,192
         Apr-05                  $18,563                   $18,872                                $19,048
         May-05                  $18,617                   $18,996                                $19,159
         Jun-05                  $18,653                   $19,036                                $19,251
         Jul-05                  $19,244                   $19,375                                $19,730
         Aug-05                  $19,674                   $19,546                                $19,983
         Sep-05                  $19,907                   $19,839                                $20,167
         Oct-05                  $20,176                   $20,113                                $20,679
         Nov-05                  $19,531                   $19,928                                $20,340
         Dec-05                  $19,621                   $19,852                                $20,179

PORTFOLIO REVIEW

AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 12/31/01

                                       6 MONTHS    1 YEAR     5 YEARS     10 YEARS   INCEPTION*
STRATEGIC FIXED INCOME PORTFOLIO
(CLASS H)                              5.19%       8.29%      7.16%       6.97%      7.59%

LEHMAN BROTHERS GOVERNMENT/
CORPORATE BOND INDEX                   4.82        8.50       7.37        7.27       8.12

LEHMAN BROTHERS MORTGAGE
BOND INDEX                             4.28        8.22       7.49        7.10       8.24

* Inception: since commencement of issuance on July 5, 1989 for Class H shares. Index performance is shown as of nearest month end of inception of oldest share class: June 30, 1989.

The investment return and the principal value of an investment in the Portfolio will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns for periods of less than one year are not annualized. Past performance is no guarantee of future performance. Figures assume reinvestment of all dividends and capital gains distributions, if any, at net asset value on the ex-dividend dates and do not include sales charges. Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity contracts.

[SIDENOTE]

The graph depicts the performance of the Brinson Series Trust--Strategic Fixed Income Portfolio (Class H), the Lehman Brothers Mortgage Bond Index and the Lehman Brothers Government/Corporate Bond Index. It is important to note the Strategic Fixed Income Portfolio is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

Dear Contract Owner,                                           February 15, 2002

We present you with the annual report for Brinson Series Trust--Strategic Fixed Income Portfolio for the fiscal year ended December 31, 2001.

MARKET REVIEW

[GRAPHIC] U.S. economic growth continued to contract during the fiscal year ended December 31, 2001, with the tragic events of September 11 exacerbating economic decline. Rising defaults and bankruptcies indicated that many companies continued to struggle with high debt levels, overcapacity and declining profit margins. Persistent evidence of weakness in the U.S. economy led the Federal Reserve Board (the "Fed") to cut the Fed Funds rate eleven times during 2001, including three times during the fourth quarter, reducing the rate to 1.75%. As the effects of the U.S. contraction rippled overseas, central banks around the world also cut interest rates, although not to the same extent as the Fed's action in the United States.

Fixed income securities were among the best performing investments in an otherwise volatile and disappointing year in financial markets. The best performers were short-to-intermediate-term maturities in both Treasury and corporate bonds. High-grade corporates outpaced Treasurys and mortgages, while Treasurys, especially short maturities, outpaced most developed markets outside the U.S. Most emerging markets, with the exception of Argentina, posted healthy gains based on improving credit fundamentals and increased demand for higher-yielding assets.

During the fourth quarter, expectations of an imminent recovery and eventual Fed tightening drove interest rates higher, causing bonds to give back some of their gains. Expectations of recovery were based on a decline in jobless claims, suggesting a slowing of company layoffs, and a continued boom in mortgage refinancing.

PORTFOLIO HIGHLIGHTS

The Portfolio closely tracked its benchmarks for the fiscal year ended December 31, 2001, with a return of 8.3% compared to 8.5% for the Lehman Brothers Government/Corporate Bond Index and 8.2% for the Lehman Brothers Mortgage Bond Index. Above-index duration and an emphasis on short maturities during most of the fiscal year proved to be successful strategies. The Portfolio's focus on quality minimized risks related to defaults and bankruptcies in a weak economy, however, an underweight in corporate issues proved negative for returns as hopes for recovery began to take hold.

The major shifts in the Portfolio during the year were toward an overweighting in mortgages and a reduction in exposure to U.S. government obligations.

PORTFOLIO STATISTICS


SECTOR ALLOCATION*                     12/31/01                                            6/30/01
---------------------------------------------------------------------------------------------------
Collateralized Mortgage Obligations        64.8%   Collateralized Mortgage Obligations        70.8%
Mortgages                                  54.4    Mortgages                                  49.1
U.S. Government Obligations                12.6    U.S. Government Obligations                22.9
Corporates                                  6.9    Repurchase Agreements                       9.4
Repurchase Agreements                       5.9    International Government Obligations        3.0
International Government Obligations        3.1    Corporates                                  1.7
Liabilities in Excess of Other Assets     -47.7    Liabilities in Excess of Other Assets     -56.9
---------------------------------------------------------------------------------------------------
Total                                     100.0%   Total                                     100.0%

PORTFOLIO CHARACTERISTICS*              12/31/01                 6/30/01
-------------------------------------------------------------------------
Weighted Average Life                   10.0 yrs.               11.1 yrs.
Weighted Average Duration               6.1 yrs.                6.2 yrs.
Credit Quality                             AAA                     AAA
Weighted Average Coupon                   5.36%                   5.42%
Net Assets (mm)                           $2.77                   $2.89
-------------------------------------------------------------------------

* Weightings represent percentages of net assets as of the dates indicated. The Portfolio is actively managed and its composition will vary over time.

PROPOSED MERGER ANNOUNCEMENT

The Portfolio's board of trustees has approved the submission to its shareholders of an Agreement and Plan of Acquisition and Termination under which the Portfolio would transfer all of its assets and stated liabilities to U.S. Government/High Grade Securities Portfolio, a series of Alliance Variable Products Series Fund, Inc. ("U.S. Government/High Grade Securities Portfolio"). If the Portfolio's shareholders approve the proposed merger, shareholders will receive like shares of U.S. Government/ High Grade Securities Portfolio in exchange for their Portfolio shares and the Portfolio will cease operations. The merger is expected to be a tax-free reorganization, which means that the Portfolio's shareholders will not realize any gain or loss on their receipt of shares in the merger and neither the Portfolio nor the U.S. Government/High Grade Securities Portfolio will realize any gain or loss. Proxy solicitation materials that provide more information about the proposed merger were mailed to shareholders in January, 2002. Investors may continue to buy, sell and exchange Portfolio shares as described in the current prospectus prior to the shareholder meeting. If the merger proposal is approved, the Portfolio expects to close to new purchases and exchange purchases approximately five business days prior to the date on which the merger is to be effected.

OUTLOOK

[GRAPHIC] The U.S. economy is expected to continue to strengthen in the first quarter, while the global economy will continue to rely on the U.S. as the main engine of growth. We expect average growth in the U.S. economy in 2002 at a modest 2 to 2.5%. In Europe, where the economic downturn has been milder, recovery will likely average a tepid one percent.

Investors showed great resiliency in returning to the markets after the shock of September 11, but we do not expect a return to the exuberant growth of the late 1990s. Left with excess capacity, corporations will continue to limit capital expenditures, using free cash flow to improve their debt-laden balance sheets. Layoffs and wage cuts will probably also continue to be used to bolster profits. Nonetheless, there are positive signs in the abundant liquidity stemming from the declines in interest rates spurred by the Fed and in stronger consumer income resulting from lower mortgage rates and lower gasoline prices.

Looking ahead, in anticipation that yields will make up a bigger portion of total return than capital gains, we plan to emphasize assets with attractive yield premiums relative to Treasurys. This category includes mortgages, where such premiums remain near record levels, but also corporate and emerging market bonds. Historically, attractive valuations and improving credit fundamentals of corporate bonds present opportunities to increase our investment grade corporate allocation and also selectively add to high yield positions.

Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,


/s/ Brian M. Storms

BRIAN M. STORMS
President

This letter is intended to assist shareholders in understanding how the Portfolio performed during the fiscal year ended December 31, 2001 and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances.

PORTFOLIO OF INVESTMENTS                                       DECEMBER 31, 2001


PRINCIPAL
 AMOUNT                                                                    MATURITY         INTEREST
 (000)#                                                                      DATES            RATES            VALUE
---------                                                            --------------------  ----------      ------------
U.S. GOVERNMENT OBLIGATIONS--12.60%
$    410  U.S. Treasury Stripped Principal Payment Bonds                   11/15/21             6.150@%    $    125,668
     221  U.S. Treasury Inflation Index Notes++                      07/15/02 to 01/15/08       3.625           223,648
                                                                                                           ------------
Total U.S. Government Obligations (cost--$372,608)                                                              349,316
                                                                                                           ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--4.90%
     132  GNMA ARM (cost--$134,757)                                  05/20/25 to 09/20/25  6.375 to 6.750       135,774
                                                                                                           ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--48.42%
     830  FNMA                                                       10/15/06 to 05/15/11  4.375 to 6.000       816,347
      27  FNMA ARM                                                         02/01/21             6.831            27,083
     500  FNMA TBA                                                            TBA               6.000           499,220
                                                                                                           ------------
Total Federal National Mortgage Association Certificates (cost--$1,344,465)                                   1,342,650
                                                                                                           ------------
COLLATERALIZED MORTGAGE OBLIGATIONS--64.82%
     208  FHLMC REMIC, Series 1601, Class PB                               11/15/23             6.500           204,454
     237  FHLMC REMIC, Series 1628, Class KZ                               12/15/23             6.250           223,692
     180  FHLMC REMIC, Series 2106, Class ZD                               12/15/28             6.000           157,268
      83  FHLMC REMIC, Series 2210, Class F                                07/15/28             2.254(1)         82,103
     109  FNMA REMIC, Series 1991-57, Class Z                              05/25/21             6.500           111,063
     217  FNMA REMIC, Series 1993-96, Class PZ                             06/25/23             7.000           219,715
     250  FNMA REMIC, Series 2000-12, Class PG                             04/25/30             7.500           262,922
     235  FNMA REMIC, Series G93-16, Class K                               04/25/23             5.000           222,515
      31  Countrywide Home Loans Corp., Series 2000-08, Class A2           01/25/31             7.750            32,212
     212  Merrill Lynch Mortgage Investors, Inc., Series 1993-1, Class A3  11/15/23             2.520(1)        213,069
      50  Option One Mortgage Loan Trust, Series 2000-3, Class A           09/25/30             2.390            50,307
      18  Student Loan Marketing Trust, Series 1998-2, Class A1            04/25/07             3.693(1)         17,945
                                                                                                           ------------
Total Collateralized Mortgage Obligations (cost--$1,668,605)                                                  1,797,265
                                                                                                           ------------
CORPORATE BONDS--6.94%
AIRLINE--1.58%
      50  Northwest Airlines, Inc.                                         04/07/04             8.520            43,651
                                                                                                           ------------
FINANCE-DIVERSIFIED--3.51%
     100  Ford Motor Credit Co.                                            10/25/11             7.250            97,313
                                                                                                           ------------
TELECOMMUNICATIONS--1.85%
      50  AT&T Corp.                                                       11/15/11             7.300            51,378
                                                                                                           ------------
Total Corporate Bonds (cost--$194,816)                                                                          192,342
                                                                                                           ------------


PRINCIPAL
 AMOUNT                                                                                   MATURITY        INTEREST
 (000)#                                                                                     DATES           RATES      VALUE
---------                                                                                 --------        --------  -----------
STRIPPED MORTGAGE-BACKED SECURITIES--1.10%
$     35  FNMA REMIC Trust, Series 1993-235, Class G* (2) (cost--$25,492)                 09/25/23        7.486%+   $    30,519
                                                                                                                    -----------
INTERNATIONAL GOVERNMENT OBLIGATIONS--3.08%
EUR   10  Federal Republic of Germany                                                     01/04/30        6.250           9,929
      75  United Mexican States                                                           04/07/04        6.231(1)       75,586
                                                                                                                    -----------
Total International Government Obligations (cost--$85,233)                                                               85,515
                                                                                                                    -----------


NOTIONAL
 AMOUNT
---------
OPTIONS--0.00%
CALL OPTIONS PURCHASED--0.00%
       9  Goldman Sachs, expires 02/23/02                                                                                   140
                                                                                                                    -----------
PUT OPTIONS PURCHASED--0.00%
1,250,000 Euro Dollars Put, expires 06/17/02                                                                                 25
                                                                                                                    -----------
Total Options (cost--$541)                                                                                                  165
                                                                                                                    -----------


PRINCIPAL
 AMOUNT
  (000)
---------
REPURCHASE AGREEMENT--5.88%
$    163  Repurchase agreement dated 12/31/01 with State Street Bank &
            Trust Co., collateralized by $150,000 U.S. Treasury Notes, 7.500%
            due 02/15/05; (value--$169,828); proceeds: $163,014 (cost--$163,000)          01/02/02        1.600         163,000
                                                                                                                    -----------
Total Investments (cost--$3,989,517)--147.74%                                                                         4,096,546
Liabilities in excess of other assets--(47.74)%                                                                      (1,323,792)
                                                                                                                    -----------
Net Assets--100.00%                                                                                                 $ 2,772,754
                                                                                                                    ===========

----------
#     In U.S. Dollars unless otherwise indicated.
* Principal Only Security--This security entitles the holder to receive principal payments from an underlying pool of mortgages. High prepayments return principal faster than expected and cause yield to increase. Low prepayments return principal more slowly than expected and cause the yield to decrease.
+     Estimated yield to maturity at December 31, 2001.
++    Entire amount pledged as collateral for futures transactions.
@     Interest rate shown is the discount rate at the date of purchase.
ARM Adjustable Rate Mortgage--The interest rates shown are the current rates as of December 31, 2001.
REMIC Real Estate Mortgage Investment Conduit.
EUR   Euro dollars.
TBA (To Be Assigned)--Securities are purchased on a forward commitment with an approximate principal amount (generally +/-1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
(1) Floating Rate Securities--The interest rates shown are the current rates as of December 31, 2001.
(2)   Illiquid security representing 1.10% of net assets.

FUTURES CONTRACTS

                                                                                                        UNREALIZED
NUMBER OF                                                                     IN        EXPIRATION     APPRECIATION
CONTRACTS                  CONTRACTS TO RECEIVE/DELIVER                  EXCHANGE FOR      DATE       (DEPRECIATION)
---------  -----------------------------------------------------------   ------------  -------------  ------------
    2      90 Day Eurodollar Futures                                       $481,725    December 2002     $ (150)
    2      90 Day Eurodollar Futures                                        478,450     March 2003          550
    3      U.S. 10 Year Treasury Note Futures                               315,422     March 2002        4,662
                                                                                                         ------
                                                                                                         $5,062
                                                                                                         ======

FORWARD FOREIGN CURRENCY CONTRACTS

                                                          CONTRACTS TO        IN         MATURITY       UNREALIZED
                                                             DELIVER     EXCHANGE FOR      DATE        DEPRECIATION
                                                          ------------   ------------   ----------     ------------
Euro Dollars                                                 20,000       USD 17,540     01/11/02        $ (255)
U.S. Dollars                                                 18,334       EUR 20,000     01/11/02          (539)
                                                                                                         ------
                                                                                                         $ (794)
                                                                                                         ======

CURRENCY TYPE ABBREVIATIONS:
EUR     Euro Dollars
USD     U.S. Dollars

                See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES                            DECEMBER 31, 2001

ASSETS
Investments in securities, at value (cost--$3,989,517)                                    $4,096,546
Cash (including cash denominated in foreign currencies at value with a cost of $32,906)       33,962
Receivable for investments sold                                                              498,828
Receivable for shares of beneficial interest sold                                              8,354
Interest receivable                                                                           25,761
                                                                                          ----------
Total assets                                                                               4,663,451
                                                                                          ----------
LIABILITIES
Payable for investments purchased                                                          1,837,396
Unrealized depreciation on interest rate swaps                                                 3,598
Payable for shares of beneficial interest repurchased                                          1,750
Payable to affiliates                                                                          1,154
Payable for variation margin                                                                     803
Unrealized depreciation of forward foreign currency contracts                                    794
Accrued expenses and other liabilities                                                        45,202
                                                                                          ----------
Total liabilities                                                                          1,890,697
                                                                                          ----------
NET ASSETS
Beneficial interest shares of $0.001 par value outstanding--253,330 (unlimited
amount authorized)                                                                        $2,582,850
Accumulated undistributed net investment income                                              113,848
Accumulated net realized losses from investment activities                                   (31,818)
Net unrealized appreciation of investments, futures, interest rate swaps, forward
contracts and other assets and liabilities denominated in foreign currencies                 107,874
                                                                                          ----------
Net assets                                                                                $2,772,754
                                                                                          ==========
Net asset value, offering price and redemption value per share                                $10.95
                                                                                              ======

                See accompanying notes to financial statements.

STATEMENT OF OPERATIONS

                                                                                         FOR THE
                                                                                        YEAR ENDED
                                                                                     DECEMBER 31, 2001
                                                                                     -----------------
INVESTMENT INCOME:
Interest                                                                                $ 200,752
                                                                                        ---------
EXPENSES:
Professional fees                                                                          33,892
Reports and notices to shareholders                                                        23,533
Investment advisory and administration                                                     15,896
Trustees' fees                                                                              5,080
Custody and accounting                                                                      2,485
Transfer agency and related services fees                                                   1,500
Other expenses                                                                              2,065
                                                                                        ---------
                                                                                           84,451
                                                                                        ---------
Net investment income                                                                     116,301
                                                                                        ---------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT ACTIVITIES:
Net realized gains (losses) from:
    Investments                                                                           117,030
    Futures contracts                                                                         576
    Options written                                                                        (2,941)
    Interest rate swaps                                                                    33,554
    Foreign currency transactions                                                             166
Net change in unrealized appreciation/depreciation of:
    Investments                                                                            (9,578)
    Futures contracts                                                                       3,609
    Options written                                                                         1,473
    Interest rate swaps                                                                    (1,933)
    Other assets, liabilities and forward contracts denominated in foreign currencies      (2,045)
                                                                                        ---------
NET REALIZED AND UNREALIZED GAINS FROM INVESTMENT ACTIVITIES                              139,911
                                                                                        ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                    $ 256,212
                                                                                        =========

                See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                              FOR THE YEARS
                                                                                            ENDED DECEMBER 31,
                                                                                       --------------------------
                                                                                          2001           2000
                                                                                       -----------    -----------
FROM OPERATIONS:
Net investment income                                                                  $   116,301    $   246,638
Net realized gains (losses) from:
   Investments, futures, options and interest rate swaps                                   148,219          3,327
   Foreign currency transactions                                                               166        (17,046)
Net change in unrealized appreciation/depreciation of:
   Investments, futures, options and interest rate swaps                                    (6,429)       269,902
   Other assets, liabilities and forward contracts denominated in foreign currencies        (2,045)         1,811
                                                                                       -----------    -----------
Net increase in net assets resulting from operations                                       256,212        504,632
                                                                                       -----------    -----------
DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income                                                                     (229,169)      (424,352)
                                                                                       -----------    -----------
FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares                                                        48,394        143,915
Cost of shares repurchased                                                              (1,270,913)    (3,159,502)
Proceeds from dividends reinvested                                                         229,169        424,352
                                                                                       -----------    -----------
Net decrease in net assets from beneficial interest transactions                          (993,350)    (2,591,235)
                                                                                       -----------    -----------
Net decrease in net assets                                                                (966,307)    (2,510,955)
NET ASSETS:
Beginning of year                                                                        3,739,061      6,250,016
                                                                                       -----------    -----------
End of year (including accumulated undistributed net investment
income of $113,848 and $226,550, respectively)                                         $ 2,772,754    $ 3,739,061
                                                                                       ===========    ===========

                See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

      Brinson Series Trust--Strategic Fixed Income Portfolio (the "Portfolio") is a nondiversified portfolio of Brinson Series Trust (the "Fund"), which is organized under Massachusetts law pursuant to an Amended and Restated Declaration of Trust dated February 11, 1998, as amended, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund operates as a series company currently offering four portfolios. Shares of the Portfolio are offered to insurance company separate accounts which fund certain variable annuity contracts.

      The Fund accounts separately for the assets, liabilities and operations of each portfolio. Expenses directly attributable to each portfolio are charged to that portfolio's operations; expenses which are applicable to all portfolios are allocated among them on a pro rata basis.

      The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

      VALUATION OF INVESTMENTS--The Portfolio calculates its net asset value based on the current market value for its portfolio securities. The Portfolio normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Brinson Advisors, Inc. ("Brinson Advisors"), the investment advisor and administrator of the Portfolio, or by the Portfolio's sub-advisor, Pacific Investment Management Company ("PIMCO"). Brinson Advisors is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees (the "Board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value. All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Portfolio's custodian.

      Foreign currency exchange rates are generally determined prior to the close of the New York Stock Exchange ("NYSE"). Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Portfolio's net asset value. If events materially affecting the value of such securities or currency exchange rates occur during such time periods, the securities will be valued at their fair value as determined in good faith by or under the direction of the Board.

      REPURCHASE AGREEMENTS--The Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by Brinson Advisors.

      INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

      FOREIGN CURRENCY TRANSLATION--The books and records of the Portfolio are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations.

      Although the net assets and the market values of the Portfolio's securities are presented at the foreign exchange rates at the end of the period, the Portfolio does not generally isolate the effect of fluctuations in foreign exchange rates from the effects of fluctuations in the market price of securities. However, the Portfolio does isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income for income tax reporting purposes. Net realized foreign currency gain (loss) is treated as ordinary income for income tax reporting purposes. Gains/losses from translating foreign currency-denominated assets and liabilities at the year-end exchange rates are included in the change in unrealized appreciation/depreciation of other assets and liabilities denominated in foreign currencies.

      FORWARD FOREIGN CURRENCY CONTRACTS--The Portfolio may enter into forward foreign currency exchange contracts ("forward contracts") in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Portfolio may also engage in cross-hedging by using forward contracts in one currency to hedge fluctuations in the value of securities denominated in a different currency if PIMCO anticipates that there is a correlation between the two currencies. Forward contracts may also be used to shift the Portfolio's exposure to foreign currency fluctuations from one country to another.

      The Portfolio has no specific limitation on the percentage of assets which may be committed to such contracts; however, the value of all forward contracts will not exceed the total market value of the Portfolio's total assets. The Portfolio may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the positions being hedged by such contracts or (2) the Portfolio maintains cash or liquid securities in a segregated account in an amount not less than the value of the Portfolio's total assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

      Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

      Fluctuations in the value of forward contracts are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. Realized gains and losses include net gains or losses recognized by the Portfolio on contracts which have matured.

      OPTION WRITING--When the Portfolio writes a call or a put option, an amount equal to the premium received by the Portfolio is included in the Portfolio's Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. If an option which the Portfolio has written either expires on its stipulated expiration date or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Portfolio has written is exercised, the Portfolio realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a put option which the Portfolio has written is exercised, the amount of the premium originally received reduces the cost of the security which the Portfolio purchases upon exercise of the option.

      FUTURES CONTRACTS--Upon entering into a financial futures contract, the Portfolio is required to pledge to a broker an amount of cash and/or U.S. government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation margin," are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized.

      Using financial futures contracts involves various market risks. The maximum amount at risk from the purchase of a futures contract is the contract value. The Portfolio primarily uses financial futures contracts for hedging purposes or to manage the average duration of the Portfolio and not for leverage. However, imperfect correlations between futures contracts and the portfolio securities being hedged, or market disruptions, do not normally permit full control of these risks at all times.

      REVERSE REPURCHASE AGREEMENTS--The Portfolio may enter into reverse repurchase agreements with qualified third party broker-dealers. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Portfolio enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the Portfolio's custodian containing liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement. For the year ended December 31, 2001, the Portfolio did not engage in reverse repurchase agreements.

      DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

INTEREST RATE SWAP AGREEMENT

      The Portfolio may enter into interest rate swaps. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to an interest rate for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

      Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Portfolio. Therefore, the Portfolio considers the creditworthiness of the counterparty to a swap contract in evaluating potential credit risk.

      The Portfolio records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of investments.

      At December 31, 2001, the Portfolio had an outstanding interest rate swap contract with the following terms:

                                                                 RATE TYPE
                                                     ------------------------------------
             NOTIONAL            TERMINATION         PAYMENTS MADE      PAYMENTS RECEIVED      UNREALIZED
              AMOUNT                DATE              BY THE FUND          BY THE FUND        DEPRECIATION
             --------            -----------         -------------      -----------------     ------------
             $300,000             06/17/02               6.000%              1.881%+             $(3,598)
                                                                                                 =======

+     Rate based on the three month LIBOR (London Interbank Offered Rate).

CONCENTRATION OF RISK

      Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Portfolio is authorized to invest.

      The ability of the issuers of debt securities, including mortgage-and-asset-backed securities held by the Portfolio, to meet their obligations may be affected by economic developments, including those particular to a specific industry or region. Mortgage-and-asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

WRITTEN OPTION ACTIVITY

      Written option activity for the year ended December 31, 2001 for the Portfolio was as follows:

                                                                                 AMOUNT OF
                                                                      NUMBER OF  PREMIUMS
                                                                       OPTIONS   RECEIVED
                                                                      ---------  ---------
          Options outstanding at December 31, 2000                        2       $ 689
          Options terminated in closing purchase transactions            (1)       (369)
          Options expired prior to exercise                              (1)       (320)
                                                                        ---       -----
          Options outstanding at December 31, 2001                        0       $   0
                                                                        ===       =====

INVESTMENT ADVISOR AND ADMINISTRATOR

      The Board has approved an investment advisory and administration contract between the Fund and Brinson Advisors ("Advisory Contract"), under which Brinson Advisors serves as investment advisor and administrator of the Portfolio. In accordance with the Advisory Contract, the Portfolio pays Brinson Advisors an investment advisory and administration fee, which is accrued daily and paid monthly, at an annual rate of 0.50% of the Portfolio's average daily net assets. At December 31, 2001, the Portfolio owed Brinson Advisors $1,154 in investment advisory and administration fees.

      Brinson Advisors has entered into a Sub-Advisory Contract with PIMCO ("PIMCO Contract") pursuant to which PIMCO serves as the sub-advisor of the Portfolio. Under the PIMCO Contract, Brinson Advisors (not the Portfolio) pays the sub-advisor a fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets.

SECURITIES LENDING

      The Portfolio may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolio will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Portfolio receives compensation, which is included in interest income, for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. UBS PaineWebber Inc. ("UBS PaineWebber(SM)*"), an indirect wholly owned subsidiary of UBS AG, serves as the Portfolio's lending agent and has been approved as a borrower under the Portfolio's securities lending program. For the year ended December 31, 2001, the Portfolio had no security lending activity.

BANK LINE OF CREDIT

      The Portfolio may participate with other funds managed by Brinson Advisors in a $300 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Portfolio at the request of shareholders and other temporary or emergency purposes. In connection therewith, the Portfolio has agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the Facility. Interest is charged to the Portfolio at rates based on prevailing market rates in effect at the time of borrowing. For the year ended December 31, 2001, the Portfolio did not borrow under the Facility.

INVESTMENTS IN SECURITIES

      At December 31, 2001, the components of net unrealized appreciation of investments for federal income tax purposes were as follows:

          Gross appreciation (investments having an excess of value over cost)               $145,730
          Gross depreciation (investments having an excess of cost over value)                (41,758)
                                                                                             --------
          Net unrealized appreciation of investments                                         $103,972
                                                                                             ========

----------
*     UBS PaineWebber is a service mark of UBS AG.

      For the year ended December 31, 2001, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were $42,910,648 and $44,052,685, respectively.

FEDERAL TAX STATUS

      The Portfolio intends to distribute all of its taxable income and to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required.

      The tax character of distributions paid during the fiscal years ended December 31, 2001 and December 31, 2000 were as follows:

                                                                                      2001     2000
                                                                                   --------  --------
          Distributions paid from:
          Ordinary income                                                          $229,169  $424,352
                                                                                   --------  --------
          Total distributions paid                                                 $229,169  $424,352
                                                                                   ========  ========

      As of December 31, 2001 the components of accumulated earnings on a tax basis were as follows:

          Undistributed ordinary income                                            $113,924
                                                                                   --------
          Accumulated earnings                                                     $113,924
          Accumulated capital and other losses                                      (24,569)
          Net unrealized appreciation                                               100,549
                                                                                   --------
          Total accumulated earnings                                               $189,904
                                                                                   ========

      The differences between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains/losses on certain derivative instruments.

      At December 31, 2001, the Portfolio had a net capital loss carry forward of $23,699 available as a reduction, to the extent provided in the regulations, of future net realized capital gains. The capital loss carryforward will expire as follows: $16,864 by December 31, 2007 and $6,835 by December 31, 2008. To the extent that such losses are used to offset future net realized capital gains as provided in the regulations, it is probable that such gains will not be distributed.

      To reflect reclassifications arising from permanent "book/tax" differences for the year ended December 31, 2001, the Portfolio's accumulated undistributed net investment income was increased by $166 and accumulated net realized losses from investment transactions was increased by $166. Permanent book/tax differences are primarily attributable to Foreign currency gains.

SHARES OF BENEFICIAL INTEREST

      There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                                                            FOR THE YEARS
                                                                                ENDED
                                                                            DECEMBER 31,
                                                                        ---------------------
                                                                          2001        2000
                                                                        --------     --------
          Shares sold                                                      4,470       14,125
          Shares repurchased                                            (120,451)    (310,158)
          Dividends reinvested                                            21,784       43,569
                                                                        --------     --------
          Net decrease                                                   (94,197)    (252,464)
                                                                        ========     ========

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

                                                                                  FOR THE YEARS ENDED DECEMBER 31,
                                                                     -------------------------------------------------------------
                                                                        2001        2000         1999          1998         1997
                                                                     ---------   ---------    ---------     ---------    ---------
Net asset value, beginning of year                                   $   10.76   $   10.42    $   10.78     $   10.64    $   10.21
                                                                     ---------   ---------    ---------     ---------    ---------
Net investment income                                                     0.47        0.82         0.72          0.70         0.69
Net realized and unrealized gains (losses) from investments, futures, options, interest rate swaps and foreign currency
  transactions                                                            0.39        0.34        (1.08)         0.21         0.44
                                                                     ---------   ---------    ---------     ---------    ---------
Net increase (decrease) from investment operations                        0.86        1.16        (0.36)         0.91         1.13
                                                                     ---------   ---------    ---------     ---------    ---------
Dividends from net investment income                                     (0.67)      (0.82)          --         (0.68)       (0.70)
Distributions from net realized gains from investment activities            --          --         0.00++       (0.09)          --
                                                                     ---------   ---------    ---------     ---------    ---------
Total dividends and distributions to shareholders                        (0.67)      (0.82)        0.00         (0.77)       (0.70)
                                                                     ---------   ---------    ---------     ---------    ---------
Net asset value, end of year                                         $   10.95   $   10.76    $   10.42     $   10.78    $   10.64
                                                                     =========   =========    =========     =========    =========
Total investment return(1)                                                8.29%      11.95%       (3.32)%        8.62%       11.00%
                                                                     =========   =========    =========     =========    =========
Ratios/Supplemental data:
Net assets, end of year (000's)                                      $   2,773   $   3,739    $   6,250     $   9,469    $   9,891
Expenses to average net assets                                            2.66%       2.28%+       1.82%+        1.10%+       1.00%
Net investment income to average net assets                               3.66%       5.11%        5.34%         5.88%        6.04%
Portfolio turnover                                                         977%        690%         503%          245%         175%

----------
+ Includes 0.09%, 0.10% and 0.14% of interest expense related to the reverse repurchase agreements entered into during the years ended December 31, 2000, December 31, 1999 and December 31, 1998, respectively.
++ The Fund paid a distribution of less than $0.005 for the year ended December 31, 1999.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates and a sale at net asset value on the last day of each year reported. The figures do not include additional contract level charges; results would be lower if such charges were included.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

The Board of Trustees and Shareholders of
Brinson Series Trust--Strategic Fixed Income Portfolio

      We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Brinson Series Trust--Strategic Fixed Income Portfolio (one of the Portfolios constituting Brinson Series Trust) as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Brinson Series Trust--Strategic Fixed Income Portfolio at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


                                                           /s/ Ernst & Young LLP

New York, New York
February 15, 2002

SUPPLEMENTAL INFORMATION (UNAUDITED)

BOARD OF TRUSTEES

      The Fund is governed by a Board of Trustees which oversees each portfolio's operations and each of whom serves an indefinite term of office. The table below shows, for each Trustee and Officer, his or her name, address and age, the position held with the Fund, the length of time served as a Trustee or Officer of the Fund, the Trustee's or Officer's principal occupations during the last five years, the number of funds in the Brinson Family of Funds overseen by the Trustee or Officer, and other directorships held by such Trustee or Officer.

      The Fund's Statement of Additional Information contains additional information about the Trustees and Officers and is available, without charge, upon request, by calling 1-800-647-1568.

INTERESTED TRUSTEES

                                       POSITION(S)             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
                                     HELD WITH THE                 NUMBER OF PORTFOLIOS IN FUND COMPLEX
                                    FUND; LENGTH OF                        OVERSEEN BY TRUSTEE;
  NAME, ADDRESS AND AGE                TIME SERVED                  OTHER DIRECTORSHIPS HELD BY TRUSTEE
-----------------------------     --------------------              -----------------------------------
   Margo N. Alexander*+; 55        Trustee since 1996       Mrs. Alexander is an executive vice president and a director of
                                                            UBS PaineWebber (since March 1984). She was chief executive officer of Brinson Advisors from January 1995 to October 2000, a director (from January 1995 to September 2001) and chairman
                                                            (from March 1999 to September 2001). Mrs. Alexander is a
                                                            director or trustee of 22 investment companies for which Brinson
                                                            Advisors, UBS PaineWebber or one of their affiliates serves as investment advisor, sub-advisor or manager.

   E. Garrett Bewkes, Jr.*+; 75        Trustee and          Mr. Bewkes serves as a consultant to UBS PaineWebber (since
                                     Chairman of the        May 1999). Prior to November 2000, he was a director of Paine
                                    Board of Trustees       Webber Group Inc. ("PW Group", formerly the holding company of
                                       since 1990           UBS PaineWebber and Brinson Advisors) and prior to 1996, he was a consultant to PW Group. Prior to 1988, he was chairman of the board, president and chief executive officer of
                                                            American Bakeries Company. Mr. Bewkes is a director of
                                                            Interstate Bakeries Corporation. Mr. Bewkes is a director or trustee of 32 investment companies for which Brinson Advisors,
                                                            UBS PaineWebber or one of their affiliates serves as
                                                            investment advisor, sub-advisor or manager.

INDEPENDENT TRUSTEES

                                       POSITION(S)             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
                                     HELD WITH THE                 NUMBER OF PORTFOLIOS IN FUND COMPLEX
                                    FUND; LENGTH OF                        OVERSEEN BY TRUSTEE;
  NAME, ADDRESS AND AGE                TIME SERVED                  OTHER DIRECTORSHIPS HELD BY TRUSTEE
-----------------------------     --------------------              -----------------------------------
   Richard Q. Armstrong; 66        Trustee since 1996       Mr. Armstrong is chairman and principal of R.Q.A. Enterprises
   R.Q.A. Enterprises                                       (management consulting firm) (since April 1991 and principal
   One Old Church Road                                      occupation since March 1995). He is also a director of AlFresh
   Unit # 6                                                 Beverages Canada, Inc. (a Canadian Beverage subsidiary of
   Greenwich, CT 06830                                      AlFresh Foods Inc.) (since October 2000). Mr. Armstrong was chairman of the board, chief executive officer and co-owner of
                                                            Adirondack Beverages (producer and distributor of soft drinks and sparkling/still waters) (October 1993-March 1995). He was a partner of The New England Consulting Group (management
                                                            consulting firm) (December 1992-September 1993). He was
                                                            managing director of LVMH U.S. Corporation (U.S. subsidiary of the French luxury goods conglomerate, Louis Vuitton Moet
                                                            Hennessey Corporation) (1987-1991) and chairman of its wine and spirits subsidiary, Schieffelin & Somerset Company (1987-
                                                            1991). Mr. Armstrong is a director or trustee of 22 investment companies for which Brinson Advisors, UBS PaineWebber or one of their affiliates serves as investment advisor, sub-advisor or manager.

   David J. Beaubien; 67           Trustee since 2001       Mr. Beaubien is chairman of Yankee Environmental Systems,
   101 Industrial Road                                      Inc., a manufacturer of meteorological measuring systems.
   Turners Falls, MA 01376                                  Prior to January 1991, he was senior vice president of EG&G,
                                                            Inc., a company which makes and provides a variety of
                                                            scientific and technically oriented products and services. He is also director of IEC Electronics, Inc., a manufacturer of electronic assemblies. From 1985 to January 1995, Mr. Beaubien served as a director or trustee on the boards of the Kidder,
                                                            Peabody & Co. Incorporated mutual funds. Mr. Beaubien is a director or trustee of 22 investment companies for which
                                                            Brinson Advisors, UBS PaineWebber or one of their affiliates serves as investment advisor, sub-advisor or manager.

   Richard R. Burt; 55             Trustee since 1996       Mr. Burt is chairman of Diligence LLC (international
   1275 Pennsylvania Ave., N.W.                             investments and consulting firm) (since March 1994) and a
   Washington, D.C. 20004                                   partner of McKinsey & Company (management consulting firm)
                                                            (since 1991). He is also a director of Archer-Daniels-Midland
                                                            Company (agricultural commodities), Hollinger International
                                                            Company (publishing), six investment companies in the Deutsche
                                                            Bank family of funds, nine investment companies in the Flag
                                                            Investors family of funds, The Central European Fund, Inc. and
                                                            The Germany Fund, Inc., vice chairman of Anchor Gaming
                                                            (provides technology to gaming and wagering industry) (since
                                                            July 1999) and chairman of Weirton Steel Corp. (makes and
                                                            finishes steel products) (since April 1996). He was the chief negotiator in the Strategic Arms Reduction Talks with the
                                                            former Soviet Union (1989-1991) and the U.S. Ambassador to the
                                                            Federal Republic of Germany (1985-1989). Mr. Burt is a
                                                            director or trustee of 22 investment companies for which
                                                            Brinson Advisors, UBS PaineWebber or one of their affiliates serves as investment advisor, sub-advisor or manager.

                                       POSITION(S)             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
                                     HELD WITH THE                 NUMBER OF PORTFOLIOS IN FUND COMPLEX
                                    FUND; LENGTH OF                        OVERSEEN BY TRUSTEE;
  NAME, ADDRESS AND AGE                TIME SERVED                  OTHER DIRECTORSHIPS HELD BY TRUSTEE
-----------------------------     --------------------              -----------------------------------
   Meyer Feldberg; 59              Trustee since 1990       Mr. Feldberg is Dean and Professor of Management of the
   Columbia University                                      Graduate School of Business, Columbia University. Prior to 1989,
   101 Uris Hall                                            he was president of the Illinois Institute of Technology. Dean
   New York, New York 10027                                 Feldberg is also a director of Primedia Inc. (publishing),
                                                            Federated Department Stores, Inc. (operator of department
                                                            stores), Revlon, Inc. (cosmetics) and Select Medical Inc.
                                                            (healthcare services). Dean Feldberg is a director or trustee of 30 investment companies for which Brinson Advisors,
                                                            UBS PaineWebber or one of their affiliates serves as investment advisor, sub-advisor or manager.

   George W. Gowen; 72             Trustee since 1987       Mr. Gowen is a partner in the law firm of Dunnington,
   666 Third Avenue                                         Bartholow & Miller. Prior to May 1994, he was a partner in the
   New York, New York 10017                                 law firm of Fryer, Ross & Gowen. Mr. Gowen is a director or trustee of 30 investment companies for which Brinson Advisors,
                                                            UBS PaineWebber or one of their affiliates serves as
                                                            investment advisor, sub-advisor or manager.

   William W. Hewitt, Jr.**; 73    Trustee since 2001       Mr. Hewitt is retired. Since 1988, he has served as a director
   c/o Brinson Advisors, Inc.                               or trustee on the boards of the Guardian Life Insurance
   51 West 52nd Street                                      Company mutual funds. From 1990 to January 1995, Mr. Hewitt
   New York, New York 10019-6114                            served as a director or trustee on the boards of the Kidder,
                                                            Peabody & Co. Incorporated mutual funds. From 1986-1988, he was an executive vice president and director of mutual funds, insurance and trust services of Shearson Lehman Brothers Inc.
                                                            From 1976-1986, he was president of Merrill Lynch Funds
                                                            Distributor, Inc. Mr. Hewitt is a director or trustee of 22 investment companies for which Brinson Advisors, UBS
                                                            PaineWebber or one of their affiliates serves as investment advisor, sub-advisor or manager.

   Morton L. Janklow; 71           Trustee since 2001       Mr. Janklow is senior partner of Janklow & Nesbit
   445 Park Avenue                                          Associates, an international literary agency
   New York, New York 10022                                 representing leading authors in their relationships with
                                                            publishers and motion picture, television and
                                                            multi-media companies, and of counsel to the law firm of
                                                            Janklow & Ashley. Mr. Janklow is a director or trustee
                                                            of 22 investment companies for which Brinson Advisors,
                                                            UBS PaineWebber or one of their affiliates serves as
                                                            investment advisor, sub-advisor or manager.

                                       POSITION(S)             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
                                     HELD WITH THE                 NUMBER OF PORTFOLIOS IN FUND COMPLEX
                                    FUND; LENGTH OF                        OVERSEEN BY TRUSTEE;
  NAME, ADDRESS AND AGE                TIME SERVED                  OTHER DIRECTORSHIPS HELD BY TRUSTEE
-----------------------------     --------------------              -----------------------------------
   Frederic V. Malek; 65           Trustee since 1987       Mr. Malek is chairman of Thayer Capital Partners (merchant
   1455 Pennsylvania Avenue, N.W.                           bank) and chairman of Thayer Hotel Investors III, Thayer Hotel
   Suite 350                                                Investors II and Lodging Opportunities Fund (hotel investment
   Washington, D.C. 20004                                   partnerships). From January 1992 to November 1992, he was
                                                            campaign manager of Bush-Quayle `92. From 1990 to 1992, he was vice chairman and, from 1989 to 1990, he was president of
                                                            Northwest Airlines Inc. and NWA Inc. (holding company of
                                                            Northwest Airlines Inc.). Prior to 1989, he was employed by the
                                                            Marriott Corporation (hotels, restaurants, airline catering and contract feeding), where he most recently was an executive vice president and president of Marriott Hotels and Resorts. Mr. Malek is also a director of Aegis Communications, Inc. (tele-services),
                                                            American Management Systems, Inc. (management consulting
                                                            and computer related services), Automatic Data Processing, Inc.
                                                            (computing services), CB Richard Ellis, Inc. (real estate
                                                            services), FPL Group, Inc. (electric services), Classic Vacation
                                                            Group (packaged vacations), Manor Care, Inc. (health care), and
                                                            Northwest Airlines Inc. Mr. Malek is a director or trustee of 22 investment companies for which Brinson Advisors,
                                                            UBS PaineWebber or one of their affiliates serves as investment advisor, sub-advisor or manager.

   Carl W. Schafer; 66             Trustee since 1996       Mr. Schafer is president of the Atlantic Foundation (charitable
   66 Witherspoon Street                                    foundation). He is a director of Labor Ready, Inc. (temporary
   #1100                                                    employment), Roadway Express, Inc. (trucking), The Guardian
   Princeton, NJ 08542                                      Group of Mutual Funds, the Harding, Loevner Funds, E.I.I. Realty
                                                            Trust (investment company), Electronic Clearing House, Inc.
                                                            (financial transactions processing), Frontier Oil Corporation and
                                                            Nutraceutix, Inc. (biotechnology company). Prior to
                                                            January 1993, he was chairman of the Investment Advisory
                                                            Committee of the Howard Hughes Medical Institute. Mr. Schafer
                                                            is a director or trustee of 22 investment companies for which
                                                            Brinson Advisors, UBS PaineWebber or one of their affiliates serves as investment advisor, sub-advisor or manager.

   William D. White; 68            Trustee since 2001       Mr. White is retired. From February 1989 through March 1994,
   P.O. Box 199                                             he was president of the National League of Professional
   Upper Black Eddy, PA 18972                               Baseball Clubs. Prior to 1989, he was a television
                                                            sportscaster for WPIX-TV, New York. Mr. White served on the
                                                            Board of Directors of Centel from 1989 to 1993 and until
                                                            recently on the board of directors of Jefferson Banks
                                                            Incorporated, Philadelphia, PA. Mr. White is a director or trustee of 22 investment companies for which Brinson Advisors,
                                                            UBS PaineWebber or one of their affiliates serves as
                                                            investment advisor, sub-advisor or manager.

OFFICERS

                                       POSITION(S)             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
                                     HELD WITH THE                 NUMBER OF PORTFOLIOS IN FUND COMPLEX
                                    FUND; LENGTH OF                        OVERSEEN BY OFFICER;
  NAME, ADDRESS AND AGE                TIME SERVED                  OTHER DIRECTORSHIPS HELD BY OFFICER
-----------------------------     --------------------              -----------------------------------
   T. Kirkham Barneby*; 55      Vice President since 1995   Mr. Barneby is a managing director and chief investment officer-
                                                            quantitative investments of Brinson Advisors. Mr. Barneby is a vice president of nine investment companies for which Brinson
                                                            Advisors, UBS PaineWebber or one of their affiliates serves as investment advisor, sub-advisor or manager.

   Thomas Disbrow***; 36          Vice President and        Mr. Disbrow is a director and a senior manager of the
                            Assistant Treasurer since 2000  mutual fund finance department of Brinson Advisors.
                                                            Prior to November 1999, he was a vice president of
                                                            Zweig/Glaser Advisers. Mr. Disbrow is a vice president
                                                            and assistant treasurer of 22 investment companies for
                                                            which Brinson Advisors, UBS PaineWebber or one of their
                                                            affiliates serves as investment advisor, sub-advisor or
                                                            manager.

   Amy R. Doberman*; 39            Vice President and       Ms. Doberman is a managing director and general counsel of
                                  Secretary since 2000      Brinson Advisors. From December 1997 through July 2000, she was general counsel of Aeltus Investment Management, Inc.
                                                            Prior to working at Aeltus, Ms. Doberman was a Division of
                                                            Investment Management Assistant Chief Counsel at the SEC. Ms.
                                                            Doberman is a vice president and secretary of 24 investment companies and secretary of one investment company for which
                                                            Brinson Advisors, Brinson Partners, UBS PaineWebber or one of
                                                            their affiliates serves as investment advisor, sub-advisor or manager.

   Elbridge T. Gerry III*; 44   Vice President since 2000   Mr. Gerry is a managing director and chief investment officer -
                                                            fixed income of Brinson Advisors. Mr. Gerry is a vice president of six investment companies for which Brinson Advisors,
                                                            UBS PaineWebber or one of their affiliates serves as investment advisor, sub-advisor or manager.

   Kevin J. Mahoney***; 36         Vice President and       Mr. Mahoney is a director and a senior manager of the
                                  Assistant Treasurer       mutual fund finance department of Brinson Advisors. From
                                       since 1999           August 1996 through March 1999, he was the manager of
                                                            the mutual fund internal control group of Salomon Smith
                                                            Barney. Mr. Mahoney is a vice president and assistant
                                                            treasurer of 22 investment companies for which Brinson
                                                            Advisors, UBS PaineWebber or one of their affiliates
                                                            serves as investment advisor, sub-advisor or manager.

  Michael H. Markowitz****; 37  Vice President since 2001   Mr. Markowitz is an executive director, portfolio manager and head of U.S. short duration fixed income of Brinson Advisors. He is also an executive director and portfolio manager of Brinson
                                                            Partners, Inc., an affiliate of Brinson Advisors. Mr. Markowitz is a vice president of 10 investment companies for which Brinson
                                                            Advisors, UBS PaineWebber or one of their affiliates serves as investment advisor, sub-advisor or manager.

                                       POSITION(S)             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
                                     HELD WITH THE                 NUMBER OF PORTFOLIOS IN FUND COMPLEX
                                    FUND; LENGTH OF                        OVERSEEN BY OFFICER;
  NAME, ADDRESS AND AGE                TIME SERVED                  OTHER DIRECTORSHIPS HELD BY OFFICER
-----------------------------     --------------------              -----------------------------------
Emil Polito*; 41                Vice President since 2001   Mr. Polito is an executive director and head of investment support and mutual fund services of Brinson Advisors. From July 2000 to
                                                            October 2000, he was a senior manager of investment systems at
                                                            Dreyfus Corp. Prior to July 2000, Mr. Polito was a senior vice president and director of operations and control for Brinson
                                                            Advisors. Mr. Polito is a vice president of 22 investment
                                                            companies for which Brinson Advisors, UBS PaineWebber or one of their affiliates serves as investment advisor, sub-advisor or manager.

Susan P. Ryan*; 41              Vice President since 1995   Ms. Ryan is an executive director and a portfolio manager of
                                                            Brinson Advisors. Ms. Ryan is a vice president of six investment companies for which Brinson Advisors, UBS PaineWebber or one of their affiliates serves as investment advisor, sub-advisor or manager.

Paul H. Schubert***; 39            Vice President and       Mr. Schubert is an executive director and head of the mutual
                                  Treasurer since 1995      fund finance department of Brinson Advisors. Mr. Schubert is a vice president and treasurer of 22 investment companies and treasurer and principal accounting officer of three investment companies for which Brinson Advisors, Brinson Partners, UBS
                                                            PaineWebber or one of their affiliates serves as investment advisor, sub-advisor or manager.

Brian M. Storms*; 47              President since 2000      Mr. Storms is chief operating officer (since September 2001) and president of Brinson Advisors (since March 1999). Mr. Storms was chief executive officer of Brinson Advisors from October 2000 to
                                                            September 2001. He was president of Prudential Investments
                                                            (1996-1999). Prior to joining Prudential Investments he was a managing director at Fidelity Investments. Mr. Storms is
                                                            president of 22 investment companies and president and trustee of three investment companies for which Brinson Advisors,
                                                            Brinson Partners, UBS PaineWebber or one of their affiliates serves as investment advisor, sub-advisor or manager.

Keith A. Weller*; 40               Vice President and       Mr. Weller is a director and senior associate general
                                  Assistant Secretary       counsel of Brinson Advisors. Mr. Weller is a vice president and
                                       since 1995           assistant secretary of 22 investment companies for which Brinson
                                                            Advisors, UBS PaineWebber or one of their affiliates serves as investment advisor, sub-advisor or manager.

----------
* This person's business address is 51 West 52nd Street, New York, New York 10019-6114.
**    Address for mailing purposes only.
*** This person's business address is Newport Center III, 499 Washington Blvd., 14th Floor, Jersey City, New Jersey 07310-1998.
**** This person's business address is 209 South LaSalle Street, Chicago, Illinois 60604-1295.
+ Mr. Bewkes and Mrs. Alexander are "interested persons" of the Fund as defined in the Investment Company Act by virtue of their positions with Brinson Advisors and/or UBS PaineWebber.

                                        BRINSON SERIES
                                        TRUST

                                        STRATEGIC FIXED
                                        INCOME PORTFOLIO

                                        DECEMBER 31, 2001

                                        ANNUAL REPORT



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